Chicken Little Growth Fund

Supplement to Prospectus dated August 9, 2005

The address of the Fund’s investment advisor, Chicken Little Fund Group Inc., has changed. The new address is:

Chicken Little Fund Group Inc.

500 North Broadway

Suite 1450

St. Louis, MO 63102

The Fund’s Prospectus dated August 9, 2005 provides information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information of the Fund dated August 9, 2005, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference. These documents are available upon request and without charge by calling the Fund at 1-877-621-9183.

This Supplement is dated January 4, 2006